Exhibit 10.1

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”) dated as of September 29, 2025, is entered into by and between Smith Micro Software, Inc., a Delaware corporation (“Company”), and each Purchaser identified on the signature pages hereto (each a “Purchaser”).

WHEREAS, subject to the terms and conditions set forth herein, the Company wishes to issue and sell to the Purchasers, and the Purchasers wish to purchase from the Company, one or more promissory notes (the “Notes”), together in each case with an accompanying Warrant to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), in exchange for the consideration described herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.          Purchase and Sale of Notes. In exchange for each Purchaser’s payment to the Company of the subscription amount specified below such Purchaser’s name on the signature page of this Agreement, (the “Subscription Amount”), the Company will sell and issue to such Purchaser a Note, substantially in the form attached hereto as Exhibit A with a principal amount equal to such Purchaser’s Subscription Amount.

2.          Purchase and Sale of Warrants. Concurrently with the issuance of each Note and in further consideration of the Purchaser’s payment of the Subscription Amount, the Company will issue and sell to the Purchaser an accompanying Common Stock purchase warrant substantially in the form attached hereto as Exhibit B (each, a “Warrant”). Each Warrant shall be exercisable for a number of shares of the Company’s Common Stock (“Warrant Shares”) equal to the principal amount of the accompanying Note divided by the Market Price (as defined by Nasdaq) on the date of the Closing for such Note and Warrant and shall have an exercise price equal to the Market Price on the date of issuance, subject to a floor of $0.73.

3.          Closings. For each Purchaser, the closing of the sale of the Note and accompanying Warrant in return for the Subscription Amount to be paid by such Purchaser (the "Closing") will take place remotely via the exchange of documents and signatures on the date of this Agreement, or at such other time and place as the Company and the Purchaser agree upon orally or in writing. The Purchasers’ respective Closings may occur on different dates, provided that each Purchaser’s Closing shall have been completed by October 3, 2025 or such later date as the Company and such Purchaser shall agree. At each Closing, the Company will deliver to Purchaser an executed Note and accompanying Warrant in return for the respective Subscription Amount provided by the Purchaser to the Company, which shall be delivered to Company in accordance with Company’s written wire instructions.

4.          Representations and Warranties of the Company. In connection with the transactions contemplated by this Agreement, the Company hereby represents and warrants to the Purchaser as follows:

4.1        Due Organization; Qualification and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify or to be in good standing would have a material adverse effect on the Company.

4.2        Authorization and Enforceability. Except for the issuance of the Common Stock under the Warrant, all corporate action has been taken on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Warrant. Except as may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights, the Company has taken all corporate action required to make all of the obligations of the Company reflected in the provisions of this Agreement, the Note and the Warrant valid and enforceable in accordance with their terms.

5.          Representations and Warranties of each Purchaser. In connection with the transactions contemplated by this Agreement, each Purchaser hereby represents and warrants to the Company as follows:

5.1        Authorization. Purchaser has full power, authority and capacity to enter into this Agreement and to perform all obligations required to be performed by it hereunder. This Agreement, the Note and the Warrant, when executed and delivered by Purchaser, will constitute Purchaser's valid and legally binding obligation, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors' rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5.2        Purchase Entirely for Own Account. The Notes, the Warrants, and any Common Stock issuable upon exercise of the Warrants (collectively, the "Securities") will be acquired for investment for Purchaser’s own account, not as a nominee or agent (unless otherwise specified on Purchaser’s signature page hereto), and not with a view to the resale or distribution of any part thereof. Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities. Purchaser acknowledges that this Agreement is made with Purchaser in reliance upon Purchaser's representation to the Company, which Purchaser confirms by executing this Agreement.

5.3        Investment Experience. Purchaser is an investor in securities and acknowledges that Purchaser is able to fend for themselves, can bear the economic risk of the investment and has such knowledge and experience in financial or business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Securities.

5.4        Accredited Investor. Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act. Purchaser agrees to furnish any additional information requested by the Company to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities.

5.5        Restricted Securities. Purchaser understands that the Warrant and the Warrant Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring such Securities as principal for his, her or its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell such Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws).

6.          Registration Rights. On or before the ninetieth (90th) day following the issuance of the Warrant, Company will file a registration statement with the Commission registering for resale the Warrant Shares underlying the Warrant, and such registration statement will be declared effective by the Commission as soon as practicable thereafter.

7.            Security Interest.

7.1        As security for each and every obligation, agreement and covenant of Company to Purchaser in this Agreement and the Note, including, without limitation, the payment when due of the full amount due hereunder, the payment of all other amounts from time to time owing under the Note, and the full performance of all obligations of Company under this Agreement and the Note, Company hereby assigns and pledges to Purchaser, and grants to Purchaser, a security interest and lien on, all of Company’s right, title and interest in and to the following described property, whether presently existing or hereafter created or acquired and wherever located (collectively, the “Collateral”):

(a)        All accounts receivable, contract rights, book debts, debentures, drafts and other obligations and indebtedness arising from the sale, lease or exchange of goods or other property and/or the performance of services, in each case by Company or any of its subsidiaries;

(b)        All rights in, to and under all purchase orders for goods, services or other property to be delivered by Company or any of its subsidiaries;

(c)        All rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid seller’s rights of rescission, replevin, reclamation and rights to stoppage in transit);

(d)        All monies due (or which will become due) to Company or any of its subsidiaries under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services (whether or not yet earned by performance); and

(e)        All proceeds of any of the foregoing and all collateral security and guaranties of any kind given by any person with respect to any of the foregoing.

The terms used to describe such Collateral shall have the meanings assigned by the Uniform Commercial Code as presently enacted in Delaware (the “UCC”); provided that the use of terms which represent only a broader category of items of Collateral (or use of terms which are not defined in the UCC) shall not be deemed to directly or indirectly reduce the more expansive meaning of the terms used in the UCC to define broader categories of such items of Collateral.

7.2        Company shall be entitled, without any consent or approval by Purchaser, to exercise as it may deem appropriate any and all rights and privileges to which it is entitled as a Purchaser of record of the Collateral, unless and until an Acceleration Event shall have occurred. All non-cash proceeds, any securities or other non-cash property received by Company in respect of the Collateral, including without limitation any securities or other non-cash property received in exchange for or in addition to the Collateral pursuant to any merger, consolidation or dissolution, shall promptly be delivered in pledge to Purchaser to be held by Purchaser and be considered “Collateral” for purposes of the Note. Until the repayment in full of all principal due under the Note, all proceeds (as defined in the UCC) in respect of the Collateral received by Company and not pledged or applied as a prepayment in accordance with this Agreement shall be deemed to be held in trust by Company and as Collateral hereunder for the benefit of Purchaser.

7.3        Company shall execute all financing statements, continuation statements, assignments, certificates, deposit account control agreement corresponding to any account in which Collateral is maintained, and other documents and instruments with respect to the Collateral pursuant to the UCC and otherwise as may be necessary or reasonably requested by Purchaser to perfect or from time to time to publish notice of, or continue or renew the security interests granted hereby (including, without limitation, such financing statements, continuation statements, certificates, and other documents as may be necessary or reasonably requested to perfect a security interest in any additional property or rights hereafter acquired by Company or in any replacements, products or proceeds thereof), in each case in form satisfactory to Purchaser. Company agrees to pay the cost of filing the same in all public offices where filing is necessary or reasonably requested by Purchaser, and will pay any and all recording, transfer or filing taxes that may be due in connection with any such filing. Company grants Purchaser the right, at any time and at Purchaser’s option, and at Company’s expense, to file any or all such financing statements, continuation statements, and other documents pursuant to the UCC and otherwise as Purchaser reasonably may deem necessary or desirable.

7.4        Company hereby appoints Purchaser as the Company’s attorney-in-fact to do any and every act that the Company is obligated by this Agreement to do, and to exercise all rights of Company in the Collateral and to make collections and to execute any and all papers and instruments and to do all other things necessary to preserve and protect the Collateral and to make collections and to protect Purchaser’s security interest in the Collateral (without any obligation to do so).

8.          Governing Law. This Agreement is to be construed in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the Commonwealth of Pennsylvania to the rights and duties of Company and the Purchaser. All disputes and controversies arising of or in connection with this Agreement shall be resolved exclusively by the state and federal courts located in Allegheny County in the Commonwealth of Pennsylvania, and each of Company and the Purchaser hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

9.          Amendment. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Purchaser.

10.          Notices. Except as may be otherwise provided herein, all notices or other communications hereunder shall be in writing and shall be deemed given upon delivery if delivered personally, two business days after mailing if mailed by prepaid registered or certified mail, return receipt requested, upon confirmation of delivery if sent by recognized express courier (e.g., FedEx or UPS), or upon confirmation of good transmission if sent by email, addressed as follows:

(a) If to Purchaser, to the address set out on Purchaser’s signature page	(b) If to Company, to: Smith Micro Software, Inc. 5800 Corporate Drive Pittsburgh, PA 15237 Attention: General Counsel Email: legal@smithmicro.com

11.          Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

12.          Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

13.          Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

14.          Delivery. This Agreement, to the extent signed and delivered by means of a facsimile machine or PDF attachment to electronic mail, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

15.          Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement and under each Purchaser’s Note and Warrant (collectively, the “Transaction Documents”) are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

[Signatures follow on next pages]

IN WITNESS WHEREOF, Company and each Purchaser signatory hereto have each caused this Note Purchase Agreement to be duly executed as of the date first above written.

SMITH MICRO SOFTWARE. INC.

By:
Name: Title:

IN WITNESS WHEREOF, Company and each Purchaser signatory hereto have each caused this Note Purchase Agreement to be duly executed as of the date first above written.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Address for Notice to Purchaser:

Email Address for Purchaser:

Address for Delivery of Common Warrants to Purchaser (if not same as address for notice):

Subscription Amount: